Exhibit 10.1

BSP AGENCY, LLC

July 17, 2017

Inventure Foods, Inc.
5415 East High Street, Suite 350
Phoenix, Arizona 85054
Attn: Steve Weinberger

Re: Extension Agreement

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of November 18, 2015, among Inventure Foods, Inc., a Delaware corporation (the “Parent Borrower”), the Subsidiaries of the Parent Borrower party thereto (such Subsidiaries, together with the Parent Borrower, are referred to herein each individually as a “Borrower” and individually and collectively, jointly and severally, as “Borrowers”), the lenders from time to time party thereto (the “Lenders”) and BSP Agency, LLC, a Delaware limited liability company, in its capacity as agent for each member of the Lender Group (in such capacity, together with its successors and assigns in such capacity, the “Agent”), as amended by that certain First Amendment to Credit Agreement dated as of March 9, 2016, as amended by that certain Second Amendment to Credit Agreement dated as of September 27, 2016, as amended by that certain Limited Waiver and Third Amendment dated as of the date hereof (the “Third Amendment”) and as may be further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”.  Capitalized terms used and not otherwise defined in this letter agreement (this “Extension Agreement”) have the respective meanings ascribed to such terms in the Credit Agreement.

WHEREAS, certain Events of Default have occurred, are continuing or will result under the Credit Agreement as a result of: (a) the Parent Borrower’s and the other Loan Parties’ failure to comply with the financial statement covenant contained in Section 5.1 of the Credit Agreement because of a “going concern” qualification to the certification by the Parent Borrower’s auditor of the audited financial statements of the Parent Borrower and its Subsidiaries for the fiscal year ended December 31, 2016, which constitutes an Event of Default under Section 8.2(a) of the Credit Agreement (the “2016 Audit Covenant Event of Default”), (b) the Parent Borrower’s and the other Loan Parties’ failure to comply with the financial covenant contained in Section 7.3 of the Credit Agreement for the fiscal month ended April 30, 2017, which constitutes an Event of Default under Section 8.2(a) of the Credit Agreement (the “April EBITDA Event of Default”), (c) the Parent Borrower’s and the other Loan Parties’ failure to comply with the financial covenant contained in Section 7.3 of the Credit Agreement for the fiscal month ended June 30, 2017, which constitutes an Event of Default under Section 8.2(a) of the Credit Agreement (the “June EBITDA Event of Default” and collectively with the 2016 Audit Covenant Event of Default and the April EBITDA Event of Default, the “Current Events of Default”) and (d) the Parent Borrower’s and the other

Loan Parties’ expected failure to comply with the financial covenants contained in Section 7 of the Credit Agreement from the date hereof through the Waiver Deadline (as defined below), which would constitute an Event of Default under Section 8.2(a) of the Credit Agreement (the “Anticipated Event of Default” and collectively with the Current Events of Default, the “Specified Events of Default”).

WHEREAS, the Borrowers, the Lenders and the Agent are parties to (a) that certain Limited Waiver dated as of March 29, 2017 whereby the Agent and the Lenders agreed to waive the 2016 Audit Covenant Event of Default until May 15, 2017 and (b) that certain Limited Waiver and Third Amendment to Credit Agreement dated as of May 10, 2017 whereby the Agent and the Lenders agreed to (i) extend the 2016 Audit Covenant Event of Default waiver until July 17, 2017 (the “2016 Audit Covenant Waiver Deadline”) and (ii) waive the April EBITDA Event of Default until July 17, 2017 (the “April EBITDA Waiver Deadline”).

WHEREAS, the Borrowers have requested that the Agent and the Lenders (a) extend the 2016 Audit Covenant Waiver Deadline until July 24, 2017, (b) extend the April EBITDA Waiver Deadline until July 24, 2017, (c) waive the June EBITDA Event of Default until July 24, 2017 and (d) waive the Anticipated Event of Default until July, 2017.

WHEREAS, the Agent and the Lenders are willing to (a) provide the extension of the 2016 Audit Covenant Waiver Deadline, (b) provide the extension of the April EBITDA Waiver Deadline, (c) provide the waiver of the June EBITDA Event of Default and (d) provide the waiver of the Anticipated Event of Default in accordance with and subject to the terms and conditions set forth herein and in accordance with the applicable provisions of the Intercreditor Agreement.

Notwithstanding the provisions of the Credit Agreement to the contrary, the Agent and the Lenders hereby agree to extend the 2016 Audit Covenant Waiver Deadline, extend the April EBITDA Waiver Deadline, waive the June EBITDA Event of Default and waive the Anticipated Event of Default until the date (the “Waiver Deadline”) that is the earlier of (a) the occurrence and continuation of a Default or Event of Default other than any Specified Event of Default and (b) July 24, 2017.  On the date constituting the Waiver Deadline, the Specified Events of Default will be reinstated as if the waiver set forth above had never been provided and failure of the Parent Borrower to be in compliance therewith shall constitute an immediate Event of Default.

This limited waiver shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a waiver of any breach, Default or Event of Default other than as specifically waived herein nor as a waiver of any breach, Default or Event of Default of which the Lenders have not been informed by the Borrowers, (b) affect the right of the Lenders to demand compliance by the Borrowers with all terms and conditions of the Loan Documents, except as specifically modified or waived by this Extension Agreement, (c) be deemed a waiver of any transaction or future action on the part of the Borrowers requiring the Lenders’ consent or approval under the Loan Documents, or (d) except as waived hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Loan Document, whether arising as a consequence of any Default or Event of Default (other than a Specified Event of Default) which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

This Extension Agreement shall become effective as of the date the Agent and the Lenders shall have received a copy of (a) this Extension Agreement duly executed by each of the Loan Parties, the Required Lenders and the Agent and (b) an amendment duly executed by each of the Loan Parties, the Required Lenders (as defined in the ABL Credit Agreement) and the ABL Agent in form and substance reasonably satisfactory to the Agent (it being understood and agreed that the amendment to the ABL Credit Agreement attached as Exhibit A hereto is in form and substance satisfactory to Agent).

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This Extension Agreement shall constitute a Loan Document under the terms of the Credit Agreement.

This Extension Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

THIS EXTENSION AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

The jurisdiction, service of process and waiver of jury trial provisions set forth in Section 12 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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Sincerely,

BSP AGENCY, LLC, a Delaware limited liability company, as Agent

	By:	/s/ Bryan Martoken
Name: Bryan Martoken
Title: Chief Financial Officer

ACCEPTED TO AND AGREED:	LENDERS

PECM STRATEGIC FUNDING L.P.,
as a Lender

By: PECM Strategic Funding GP, L.P., its
general partner

By: PECM Strategic Funding GP Ltd.,
its general partner

	By:	/s/ Bryan Martoken
Name: Bryan Martoken
Title: Chief Financial Officer

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP, as a Lender

	By:	/s/ Joseph E. Miller
Name: Joseph E. Miller
Title: Chief Financial Officer

BENEFIT STREET PARTNERS SMA-C
L.P., as a Lender

	By:	/s/ Bryan Martoken
Name: Bryan Martoken
Title: Chief Financial Officer

[Inventure Extension Agreement]

PROVIDENCE DEBT FUND III L.P.,
as a Lender

By: Providence Debt Fund III GP L.P., its general
partner

By: Providence Debt Fund III Ultimate GP Ltd., its
general partner

By:	/s/ Bryan Martoken
Name: Bryan Martoken
Title: Chief Financial Officer

BENEFIT STREET PARTNERS CAPITAL OPPORTUNITY FUND SPV LLC, as a Lender

By: Benefit Street Partners Capital Opportunity Fund L.P., its managing member

By: Benefit Street Partners Capital Opportunity Fund GP L.P., its general partner

By: Benefit Street Partners Capital Opportunity Fund Ultimate GP LLC, its general partner

By:	/s/ Bryan Martoken
Name: Bryan Martoken
Title: Chief Financial Officer

[Inventure Extension Agreement]

BORROWERS

INVENTURE FOODS, INC.,
a Delaware corporation

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

RADER FARMS, INC.,
a Delaware corporation

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

INVENTURE — GA f/k/a FRESH FROZEN FOODS, INC.,
a Delaware corporation

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

WILLAMETTE VALLEY FRUIT COMPANY,
a Delaware corporation

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

POORE BROTHERS-BLUFFTON, LLC,
a Delaware limited liability company

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

[Inventure Extension Agreement]

BOULDER NATURAL FOODS, INC.,
an Arizona corporation

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

TEJAS PB DISTRIBUTING, INC.,
an Arizona corporation

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

LA COMETA PROPERTIES, INC.,
an Arizona corporation

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

BN FOODS, INC.,
a Colorado corporation

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

[Inventure Extension Agreement]

EXHIBIT A

[ABL AMENDMENT TO BE ATTACHED]